SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant    [  ]

Filed by a Party other than the Registrant    [x]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[X]	Soliciting Material Pursuant to § 240.14a-12

CVR ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

Icahn Partners LP
Icahn Partners Master Fund LP
Icahn Partners Master Fund II L.P.
Icahn Partners Master Fund III L.P.
High River Limited Partnership
Hopper Investments LLC
Barberry Corp.
Icahn Onshore LP
Icahn Offshore LP
Icahn Capital L.P.
IPH GP LLC
Icahn Enterprises Holdings L.P.
Icahn Enterprises G.P. Inc.
Beckton Corp.
Carl C. Icahn

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)           Title of each class of securities to which transaction applies:

2)           Aggregate number of securities to which transaction applies:

3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)           Proposed maximum aggregate value of transaction:

5)           Total fee paid:

[  ]           Fee paid previously with preliminary materials.

[  ]           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)           Amount Previously Paid:

2)           Form, Schedule or Registration Statement No.:

3)           Filing Party:

4)           Date Filed:

On March 16, 2012, Carl C. Icahn and affiliated entities filed an amendment to their Schedule TO (which also amended their Schedule 13D) relating to CVR Energy, Inc., a copy of which is filed herewith as Exhibit 1.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF CVR ENERGY, INC. FOR USE AT ITS 2012 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF CVR ENERGY, INC. AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN A PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 TO THE SCHEDULE 13D FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 16, 2012.

EXHIBIT 1

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE TO/A
(Rule 14D-100) Tender Offer Statement Under Section 14(d)(1) or 13(e)(1)
of the Securities Exchange Act of 1934
(Amendment No. 3)

CVR ENERGY, INC.
(Name of Subject Company (Issuer))

IEP Energy LLC
Icahn Partners LP
Icahn Partners Master Fund LP
Icahn Partners Master Fund II L.P.
Icahn Partners Master Fund III L.P.
High River Limited Partnership
Hopper Investments LLC
Barberry Corp.
Icahn Onshore LP
Icahn Offshore LP
Icahn Capital L.P.
IPH GP LLC
Icahn Enterprises Holdings L.P.
Icahn Enterprises G.P. Inc.
Beckton Corp.
Carl C. Icahn
(Names of Filing Persons)*

Common Stock, Par Value $0.01
(Title of Class of Securities)

12662P108
 (CUSIP Number of Class of Securities)

Keith L. Schaitkin, Esq.
General Counsel
Icahn Capital LP
767 Fifth Avenue, 47th Floor
New York, New York 10153
 (212) 702-4380

(Name, Address and Telephone Number of Person Authorized to Receive Notices
and Communications on behalf of Filing Persons)

CALCULATION OF FILING FEE

Transaction Valuation:	Amount of Filing Fee:

$2,219,678,130*	$254,375.11**

*
Calculated solely for purposes of determining the filing fee. The transaction value was calculated as follows:  73,989,271 shares of common stock of the Issuer multiplied by $30 per share.  The number of shares used in the transaction value calculation is based on the 86,573,498 shares stated to be issued and outstanding according to the Issuer in its Form 10−Q filed with the Securities and Exchange Commission on November 7, 20111, less 12,584,227 shares beneficially owned, as of February 22, 2012, by the Offeror and its affiliates.

**
The amount of the filing fee was calculated in accordance with Rule 0-11 of the Securities Exchange Act of 1934, as amended, and Fee Rate Advisory #3 for fiscal year 2012, issued September 29, 2011, by multiplying the transaction value by 0.0001146.

☒
Check the box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount previously paid: $254,375.11	Filing Party: Icahn Enterprises Holdings LP
Form or registration no.: Schedule TO-T	Date Filed: February 23, 2012

☐	Check the box if the filing relates solely to preliminary communications made before the commencement of a tender offer.

Check the appropriate boxes below to designate any transactions to which the statement relates:

☒ third party tender offer subject to Rule 14d-1	☐ going-private transaction subject to Rule 13e-3
☐ issuer tender offer subject to Rule 13e-4	☒ amendment to Schedule 13D under Rule 13d-2

Check the following box if the filing is a final amendment reporting the results of the tender offer: ☐

COMBINED SCHEDULE TO AND SCHEDULE 13D

*           Introductory Note:  IEP Energy LLC and Icahn Enterprises Holdings L.P. are co-bidders for all purposes in the Offer.  IEP Energy LLC is a wholly-owned subsidiary of Icahn Enterprises Holdings L.P.

This Amendment No. 1 amends and supplements the Tender Offer Statement on Schedule TO filed on February 23, 2012 (the “Schedule TO”) relating to the offer by IEP Energy LLC, a Delaware limited liability company (“IEP Energy”) and Icahn Enterprises Holdings L.P., a Delaware limited partnership (“Icahn Enterprises Holdings”, and together with IEP Energy, the “Offeror”), to purchase for cash all of the issued and outstanding shares of common stock, par value $0.01 per share (the “Common Stock”) of CVR Energy, Inc., a Delaware corporation (“CVR”), including the associated rights issued pursuant to the Rights Agreement, dated as of January 13, 2012, between CVR and American Stock Transfer & Trust Company, LLC, as Rights Agent, that are issued and outstanding (the “Rights”, and together with the Common Stock, the “Shares”) at a price of $30.00 per Share, without interest and less any required withholding taxes, plus one non−transferable contingent cash payment right for each Share.  Both IEP Energy and Icahn Enterprises Holdings are co-bidders for all purposes in the Offer.  Capitalized terms used herein and not otherwise defined have the respective meanings ascribed in the Schedule TO.

The Offer is subject to the terms and conditions set forth in the Offer to Purchase, dated February 23, 2012 (the “Offer to Purchase”). The Offer to Purchase, the related Letter of Transmittal (the “Letter of Transmittal”) and Notice of Guaranteed Delivery, copies of which are attached hereto as Exhibits (a)(1)(i), (a)(1)(ii) and (a)(1)(iii), respectively, constitute the “Offer”.

As permitted by General Instruction F to Schedule TO, the information set forth in the entire Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery, including all appendices, schedules, exhibits and annexes thereto, is hereby expressly incorporated by reference in response to Items 1 through 11 of this Schedule TO and is supplemented by the information specifically provided herein.

As permitted by General Instruction G to Schedule TO, this Schedule TO is also an amendment to the joint statement on Schedule 13D filed on January 13, 2012, as amended, by Icahn Enterprises Holdings, Icahn Partners LP, a limited partnership governed by the laws of Delaware, Icahn Partners Master Fund LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund II LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund III LP, a limited partnership governed by the laws of the Cayman Islands, High River Limited Partnership, a limited partnership governed by the laws of Delaware, Hopper Investments LLC, a limited liability company governed by the laws of Delaware, Barberry Corp., a corporation governed by the laws of Delaware, Icahn Onshore LP, a limited partnership governed by the laws of Delaware, Icahn Offshore LP, a limited partnership governed by the laws of Delaware, Icahn Capital LP, a limited partnership governed by the laws of Delaware, IPH GP LLC, a limited liability company governed by the laws of Delaware, Icahn Enterprises Holdings L.P., a limited partnership governed by the laws of Delaware, Icahn Enterprises G.P. Inc., a corporation governed by the laws of Delaware, Beckton Corp., a corporation governed by the laws of Delaware, and Carl C. Icahn (collectively, the “Icahn Entities”).

Items 1-11.

Items 1 through 11 of the Schedule TO are hereby amended and supplemented by the addition of the following:

On March 16, 2012, the Offeror, issued a press release relating to the Offer.  As set forth in the press release: (i) the Offer has been extended and will now expire at 5:00 p.m., New York City time, on April 2, 2012 (the Offer was previously scheduled to expire at 12:00 midnight, New York City time, on March 23, 2012); and (ii) the duration of the contingent cash payment right has been extended from 9 months to 15 months following the expiration of the Offer. A copy of this press release is filed herewith as Exhibit (a)(5)(v) and incorporated herein by reference.

Item 11.                      Additional Information

(b)           Other Material Information

Items 4 and 11 of the Schedule TO and the Offer to Purchase and form of Contingent Cash Payment Agreement, to the extent incorporated by reference therein, are hereby amended and supplemented as set forth below:

•	The cover page of the Offer to Purchase is amended and supplemented by deleting the following language:

“THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MARCH 23, 2012, UNLESS THE OFFER IS EXTENDED OR EARLIER TERMINATED.”;

and replacing such language with the following:

“THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON APRIL 2, 2012, UNLESS THE OFFER IS EXTENDED OR EARLIER TERMINATED.”

In addition, in each other instance in the Offer to Purchase where the date “March 23, 2012” appears, such date shall be, and hereby is, deleted and replaced with the date “April 2, 2012”.

•	The first paragraph of the cover page of the Offer to Purchase is amended and supplemented by deleting the following language:

“PLUS ONE NON-TRANSFERABLE CONTINGENT CASH PAYMENT RIGHT FOR EACH SHARE, WHICH REPRESENTS THE CONTRACTUAL RIGHT TO RECEIVE AN ADDITIONAL CASH PAYMENT PER SHARE IF A DEFINITIVE AGREEMENT FOR THE SALE OF THE COMPANY IS EXECUTED WITHIN NINE MONTHS FOLLOWING THE EXPIRATION DATE AND SUCH TRANSACTION CLOSES”;

and replacing such language with the following:

“PLUS ONE NON-TRANSFERABLE CONTINGENT CASH PAYMENT RIGHT FOR EACH SHARE, WHICH REPRESENTS THE CONTRACTUAL RIGHT TO RECEIVE AN ADDITIONAL CASH PAYMENT PER SHARE IF A DEFINITIVE AGREEMENT FOR THE SALE OF THE COMPANY IS EXECUTED WITHIN FIFTEEN MONTHS FOLLOWING THE EXPIRATION DATE AND SUCH TRANSACTION CLOSES”

In addition, in each other instance in the Offer to Purchase where the phrase “nine months” appears, such phrase shall be, and hereby is, deleted and replaced with the phrase “fifteen months”.

•	Schedule II to the Offer to Purchase (Contingent Cash Payment Agreement) is amended and supplemented by deleting the following definition of “CCP Deadline” in Section 7(c) thereof:

“CCP Deadline” means 5:00 p.m., New York City time, on the date of the nine (9) month anniversary of the Expiration Date. For example, if the Expiration Date is March 23, 2012, then the CCP Deadline is 5:00 p.m., New York City time, on December 23, 2012.”

and replacing such language with the following:

“CCP Deadline” means 5:00 p.m., New York City time, on the date of the fifteen (15) month anniversary of the Expiration Date. For example, if the Expiration Date is April 2, 2012, then the CCP Deadline is 5:00 p.m., New York City time, on July 2, 2013.”

Item 12.  Exhibits

Exhibit	Description
(a)(5)(v)	Press Release issued by the Offeror, dated March 16, 2012

SIGNATURES

After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

ICAHN PARTNERS LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND II LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND III LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

HIGH RIVER LIMITED PARTNERSHIP

BY:	Hopper Investments LLC, its general partner

BY:	Barberry Corp., its sole member

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

HOPPER INVESTMENTS LLC
BY:	Barberry Corp., its sole member

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

BARBERRY CORP.

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN ONSHORE LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN OFFSHORE LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN CAPITAL LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

IPH GP LLC

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN ENTERPRISES HOLDINGS L.P.
BY:	Icahn Enterprises G.P. Inc., its general partner

By:	/S/ SUNGHWAN CHO
Name:	SungHwan Cho
Title:	Chief Financial Officer

IEP ENERGY LLC
BY:	Icahn Enterprises Holdings L.P., its sole member
BY:	Icahn Enterprises G.P. Inc., its general partner

By:	/S/ SUNGHWAN CHO
Name:	SungHwan Cho
Title:	Chief Financial Officer

ICAHN ENTERPRISES G.P. INC.

/S/ SUNGHWAN CHO
SungHwan Cho
Chief Financial Officer

BECKTON CORP.

/S/ EDWARD MATTNER
Edward Mattner
Authorized Signatory

/S/ CARL C. ICAHN
Name:	Carl C. Icahn

Date: March 16, 2012

EXHIBIT INDEX

Exhibit No.	Description

(a)(1)(i)	Offer to Purchase, dated February 23, 2012*
(a)(1)(ii)	Letter of Transmittal (including Guidelines for Certification of Taxpayer Identification Number) *

(a)(1)(iii)	Notice of Guaranteed Delivery*

(a)(1)(iv)	Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees*

(a)(1)(v)	Letter to Clients*

(a)(5)(i)	Summary Advertisement as published in the New York Times, by the Offeror, on February 23, 2012*

(a)(5)(ii)
Press Release of the Offeror, dated February 16, 2012 (incorporated by reference to Exhibit 1 to the Schedule TO-C filed by the Offeror with the Securities and Exchange Commission on February 17, 2012)*

(a)(5)(iii)
Press Release of the Offeror, dated March 9, 2012(incorporated by reference to Exhibit 1 to Amendment No. 1 to Schedule TO-C filed by the Offeror with the Securities and Exchange Commission on March 9, 2012)*

(a)(5)(iv)
Press Release of the Offeror, dated March 14, 2012(incorporated by reference to Exhibit 1 to Amendment No. 2 to Schedule TO-C filed by the Offeror with the Securities and Exchange Commission on March 14, 2012)*

(a)(5)(v)	Press Release of the Offeror, dated March 16, 2012(filed herewith)

(b)	None.

(d)	None.

(g)	None.

(h)	None.

__________________
*  Previously Filed